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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 25, 1998

                              TCC INDUSTRIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      TEXAS
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

        1-7399                                           74-1366626
(COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)

                                504 LAVACA STREET
                                   SUITE 1004
                               AUSTIN, TEXAS 78701
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (512) 708-5000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.  OTHER EVENTS

         On March 25, 1998, the Registrant issued the press release attached as
Exhibit 99.1 regarding the announcement that it was in preliminary discussions to sell all of the shares of its subsidiary, Paladin Financial, Inc., to an acquisition group consisting of some of the senior management of Paladin.

         On April 1, 1998, the Registrant issued the press release attached as
Exhibit 99.2 regarding the announcement that it had terminated discussions with the acquisition group that last week offered to acquire the business of one of its subsidiaries, Paladin Financial, Inc.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         99.1      TCC Industries, Inc. Press Release dated March 25, 1998.

         99.2      TCC Industries, Inc. Press Release dated April 1, 1998.

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TCC Industries, Inc.
                                            (Registrant)

Date:    April 3, 1998                      By: /s/ Robert Thomajan
                                               -----------------------------
                                                 Robert Thomajan
                                                 President




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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------

99.1              TCC Industries, Inc. Press Release dated March 25, 1998.

99.2              TCC Industries, Inc. Press Release dated April 1, 1998.